[UBS GLOBAL ASSET MANAGEMENT LOGO]


UBS SERIES TRUST
TACTICAL ALLOCATION PORTFOLIO

ANNUAL REPORT

DECEMBER 31, 2002

UBS SERIES TRUST -- TACTICAL ALLOCATION PORTFOLIO

February 14, 2003

DEAR CONTRACT OWNER,

We present you with the annual report for UBS Series Trust--Tactical Allocation Portfolio for the fiscal year ended December 31, 2002.

AN INTERVIEW WITH PORTFOLIO MANAGER T. KIRKHAM BARNEBY

Q. HOW DID THE PORTFOLIO PERFORM DURING THE FISCAL YEAR ENDED DECEMBER 31, 2002?

A. It was a very difficult year for equity investors, as the S&P 500 Index declined 22.10% in 2002. Throughout the period, the Model dictated a 100% allocation to equities (for an explanation, please refer to "How the Portfolio Works" on page 2 ). For the fiscal year ended December 31, 2002, the Portfolio's Class H shares declined 22.68%, roughly in line with the -22.10% return of the S&P 500 Index. Returns over various time periods are shown in "Performance at a Glance" on page 6.

Q. CAN YOU DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE REPORTING PERIOD?

A. While the economy expanded in 2002, growth rates fluctuated throughout the year. Following a 1.7% gain in Gross Domestic Product (GDP) during the fourth quarter 2001, GDP surged ahead during the first three months of 2002--rising to a rate of 5.0%. However, economic growth took a step backwards in the second quarter, as GDP came in at 1.3%. Although the news improved during the third quarter of 2002--GDP rose to 4.0%--the fourth quarter number came in at 0.7%.

Q. AGAINST THIS BACKDROP, HOW WAS THE PORTFOLIO ALLOCATED DURING THE PERIOD?

A. The Portfolio maintained a 100% allocation to equities during the entire reporting period.

[SIDENOTE]

UBS SERIES TRUST--TACTICAL ALLOCATION PORTFOLIO

INVESTMENT GOAL:

Total return, consisting of long-term capital appreciation and current income.

PORTFOLIO MANAGER:

T. Kirkham Barneby,

UBS Global Asset Management (US) Inc.

COMMENCEMENT:

Class H--September 28, 1998

Class I--January 5, 1999

DIVIDEND PAYMENTS:

Annually

Q. WHAT ARE THE FACTORS THAT DROVE A 100% ALLOCATION TO EQUITIES WHILE STOCKS WERE FALLING?

A. We increase or decrease the Portfolio's exposure to stocks based on indications generated by our proprietary Tactical Allocation Model. This model measures the attractiveness of stocks by calculating the Equity Risk Premium (ERP), an unemotional, quantitative tool, to determine whether investors are being adequately compensated for the risk of owning stocks.

   To calculate the ERP, the Model evaluates current equity prices and future earnings and dividend growth for the stock market versus the yield of the one-year Constant Maturity Treasury (the riskless return over a one-year holding period). Historically, an ERP over 5% has indicated an environment in which stock prices have tended to rise. An ERP greater than 5.5% dictates a 100% allocation to equities. As of December 31, 2002, the ERP was 10.21%--a reading that indicates a significantly oversold stock market.

   To fully understand how the Model works, we should take a look at the period that began at the beginning of the year 2000. Stock prices were high and interest rates were rising sharply due to the Fed's restrictive monetary policy. At that time, the Model indicated caution with regard to stocks, so 50% of the portfolio was withdrawn from the stock market and reallocated to cash equivalents. This stance helped investors avoid some of the significant declines posted by stocks after the technology bubble burst in the spring of 2000.

   As 2001 began, stock prices had fallen and interest rates were beginning to decline in anticipation of an easing in Fed monetary policy. The ERP rose over 5.5%, so we allocated 100% of the Portfolio's assets to stocks. Since that time, the ERP has remained above 5.5%, and the Portfolio has remained fully invested in equities as a result.

[SIDENOTE]

HOW THE PORTFOLIO WORKS

The Portfolio seeks total return over the long term, with less volatility than the S&P 500 Index over the course of a full market cycle, by shifting assets between stocks and bonds or cash based on the Tactical Allocation Model (the "Model"). We use the Model to determine the Portfolio's exposure to an equity portion designed to track the performance of the Index and a fixed-income portion consisting of either bonds (generally five-year U.S. Treasury notes) or cash (generally 30-day U.S. Treasury bills). The Portfolio moves away from stocks and into bonds when the Model signals a potential stock market downturn. It moves into stocks when the Model anticipates the potential for stock market appreciation.

Q. SHOULDN'T THE PORTFOLIO REDUCE ITS EXPOSURE TO STOCKS IN A DECLINING MARKET?

A. Stock prices have fallen; however, we believe this underperformance is an anomaly that can be attributed to a confluence of noneconomic or non-traditional events that are relatively unprecedented in market history. Taking this into consideration, we do not believe there is a reason to make adjustments to the Model.

   The behavior of the economy is the basic determinant of the stock market's performance. From a historical perspective, if we look at just the economy and the stock market's normal reaction in a falling interest rate environment, and the consequent rebound in economic activity, it appears that the Model's 100% allocation to stocks is appropriate.

   Generally, it takes roughly six to 12 months for the economy to react to the stimulus of an interest rate cut, and the stock market typically anticipates a recovering economy by approximately four months. Given these historical trends, we anticipated a stock market rebound in 2001. The recovery, which was delayed by the tragic events of September 11, did come, but contrary to what has generally been the market's behavior--that the recovery would be sustained and prolonged--the opposite occurred. In addition to the concern generated by the threat of more terrorist attacks in the wake of September 11, investor confidence was derailed by other external events, including the continued decimation of the technology sector, accounting scandals at high-profile firms that resulted in large and highly publicized bankruptcies, and revelations that cast doubt on the impartiality of stock recommendations made by research analysts.

   Individually, these events probably would not have led to equity market weakness. Collectively, however, they caused investors to ignore the signs that pointed to the underlying strength of the economy and, consequently, the attractiveness of stocks. Investors turned instead to what they considered were safer investments.

Q. GIVEN THE PROLONGED MARKET DECLINE, WHY DO YOU BELIEVE SHAREHOLDERS SHOULD MAINTAIN EXPOSURE TO STOCKS?

A. Over time, we expect that economic events will again take center stage and that noneconomic factors will play a lesser role. Economic fundamentals appear to be sound: inflation is low and under control, interest rates are low, and the economy is expanding.

   The Model has been designed to anticipate changing economic and associated equity market cycles. However, the Model has historically tended to lean towards an "early-in, early-out" approach to investing in the market. The risk of this approach is a loss of value if the stock market continues to decline, as it did over the fiscal year. However, this risk is generally more than offset by the benefits of being fully invested in the early stages of a market recovery, when returns tend to be strong. The Portfolio's strong long-term performance record versus its benchmark lends credence to this rationalization, which is based on market behavior. Of course, past performance is no guarantee of future results.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE PORTFOLIO?

A. Given the historically high level of the ERP, we feel that the market is significantly oversold and presents a compelling long-term opportunity for investors. Over time, we expect economic events to prevail and the effects of non-economic issues to be reversed. In other words, at this stage we feel that a bet against the equity market equates to a bet against an economic recovery and decades of historical market performance--neither of which we believe is prudent. We were encouraged by the equity market's rally late in 2002, as the S&P 500 Index gained 8.44% during the fourth quarter of the year.

   In addition, the typical business cycle normally lasts five years. In contrast, throughout the 1990s, there was only one business cycle. We believe a return to the historical five-year average would make the Portfolio's investment process even more valuable going forward. The greater the number of business cycles, the more opportunities there are for the Model to anticipate market downturns and to potentially minimize a shareholder's losses by moving a portion (or all) of the Portfolio's assets from stocks to bonds or cash. Again, this is exactly what occurred in 2000, and shareholders benefited as a result.

Q. IS IT POSSIBLE THAT THE PORTFOLIO'S ASSET ALLOCATION WILL CHANGE OVER THE NEXT FEW MONTHS?

A. We will continue to actively monitor the factors that drive the stock market. If the Model indicates that changes to the Portfolio's asset allocation are appropriate, those changes will be made that first business day of the month. At this stage, in order for the Model to indicate an allocation shift, both stock prices and interest rates would have to rise dramatically from current levels. This is precisely the combination of events that we would expect to see occur during an economic recovery. Therefore, as our Model continues to take account of significant economic and market shifts, our allocation will change accordingly at some point as the economy and the market likely become stronger.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For more information on the UBS funds,* please contact your financial advisor, or visit us at www.ubs.com.

Sincerely,


/s/ Brian M. Storms

Brian M. Storms
PRESIDENT
UBS Series Trust--Tactical Allocation Portfolio
PRESIDENT AND CHIEF EXECUTIVE OFFICER
UBS Global Asset Management (US) Inc.


/s/ T. Kirkham Barneby

T. Kirkham Barneby
PORTFOLIO MANAGER
UBS Series Trust--Tactical Allocation Portfolio
MANAGING DIRECTOR
UBS Global Asset Management (US) Inc.


As with all investment disciplines, there is no guarantee that the Model will accurately anticipate significant shifts in the markets and correctly determine when to move into or out of stocks, bonds or cash.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the fiscal year ended December 31, 2002, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. The prospectus for the Fund contain more complete information regarding risks, charges and expenses and should be read carefully before investing.

PERFORMANCE AT A GLANCE

Comparison of the change of a $10,000 investment in UBS Series Trust -- Tactical Allocation Portfolio (Class H) and the S&P 500 Index, from September 28, 1998 (inception of the Fund's Class H Shares) through December 31, 2002.

[CHART]

               TACTICAL ALLOCATION
               PORTFOLIO (CLASS H)     S&P 500 INDEX
Sep-98                    $ 10,000          $ 10,000
Oct-98                    $ 11,150          $ 10,813
Nov-98                    $ 11,817          $ 11,469
Dec-98                    $ 12,498          $ 12,130
Jan-99                    $ 13,018          $ 12,637
Feb-99                    $ 12,607          $ 12,244
Mar-99                    $ 13,094          $ 12,734
Apr-99                    $ 13,572          $ 13,227
May-99                    $ 13,245          $ 12,915
Jun-99                    $ 13,958          $ 13,631
Jul-99                    $ 13,538          $ 13,206
Aug-99                    $ 13,471          $ 13,141
Sep-99                    $ 13,098          $ 12,780
Oct-99                    $ 13,912          $ 13,589
Nov-99                    $ 14,181          $ 13,865
Dec-99                    $ 14,811          $ 14,682
Jan-00                    $ 14,425          $ 13,945
Feb-00                    $ 14,317          $ 13,681
Mar-00                    $ 15,029          $ 15,019
Apr-00                    $ 14,837          $ 14,567
May-00                    $ 14,708          $ 14,268
Jun-00                    $ 14,901          $ 14,620
Jul-00                    $ 14,727          $ 14,392
Aug-00                    $ 15,424          $ 15,285
Sep-00                    $ 15,066          $ 14,478
Oct-00                    $ 15,057          $ 14,417
Nov-00                    $ 14,506          $ 13,281
Dec-00                    $ 14,525          $ 13,346
Jan-01                    $ 15,039          $ 13,819
Feb-01                    $ 13,662          $ 12,559
Mar-01                    $ 12,795          $ 11,764
Apr-01                    $ 13,785          $ 12,678
May-01                    $ 13,875          $ 12,763
Jun-01                    $ 13,525          $ 12,452
Jul-01                    $ 13,385          $ 12,330
Aug-01                    $ 12,545          $ 11,558
Sep-01                    $ 11,516          $ 10,624
Oct-01                    $ 11,736          $ 10,827
Nov-01                    $ 12,625          $ 11,657
Dec-01                    $ 12,725          $ 11,760
Jan-02                    $ 12,535          $ 11,588
Feb-02                    $ 12,275          $ 11,364
Mar-02                    $ 12,735          $ 11,792
Apr-02                    $ 11,954          $ 11,077
May-02                    $ 11,863          $ 10,995
Jun-02                    $ 11,007          $ 10,212
Jul-02                    $ 10,141          $  9,416
Aug-02                    $ 10,202          $  9,478
Sep-02                    $  9,084          $  8,448
Oct-02                    $  9,879          $  9,192
Nov-02                    $ 10,453          $  9,733
Dec-02                    $  9,839          $  9,161

It is important to note that the Tactical Allocation Portfolio is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is for illustration purposes only.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 12/31/02

                                                         SINCE
                                6 MONTHS    1 YEAR    INCEPTION*
-------------------------------------------------------------------
Class H                          -10.61%   -22.68%       -0.38%

Class I                          -10.82    -22.95        -6.00

S&P 500 Index                    -10.30    -22.10        -2.04
-------------------------------------------------------------------

* Inception: since commencement of issuance on September 28, 1998 for Class H shares and January 5, 1999 for Class I shares. Index performance is shown as of nearest month-end of inception of oldest share class: September 30, 1998.

The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the ex-dividend dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

PORTFOLIO STATISTICS

CHARACTERISTICS*               12/31/02                         6/30/02                      12/31/01
------------------------------------------------------------------------------------------------------
Equities                          100.0%                          100.1%                        100.1%

Liabilities in Excess of
Other Assets                         --                            (0.1)%                        (0.1)%

Number of Holdings                  472                             467                           469

Equity Risk Premium (ERP)**       10.21%                           9.48%                         8.73%

Bond Risk Premium (BRP)**          1.34%                           2.09%                         2.17%
------------------------------------------------------------------------------------------------------

TOP 10 HOLDINGS*               12/31/02                         6/30/02                      12/31/01
------------------------------------------------------------------------------------------------------
Microsoft                           3.4%  Microsoft                 3.3%  General Electric        3.8%

General Electric                    3.0   General Electric          3.2   Microsoft               3.4

ExxonMobil                          2.9   ExxonMobil                3.1   ExxonMobil              2.6

Wal-Mart Stores                     2.7   Wal-Mart Stores           2.7   Citigroup               2.5

Pfizer                              2.3   Pfizer                    2.4   Wal-Mart Stores         2.4

Citigroup                           2.2   Citigroup                 2.2   Pfizer                  2.4

                                          American
Johnson & Johnson                   2.0   International Group       2.0   Intel                   2.0

American International Group        1.9   Johnson & Johnson         1.7   IBM                     2.0

                                                                          American
IBM                                 1.6   Coca-Cola                 1.5   International Group     2.0

Merck                               1.6   IBM                       1.4   Johnson & Johnson       1.7

TOTAL                              23.6%  TOTAL                    23.5%  TOTAL                  24.8%
======================================================================================================

TOP 5 SECTORS*                 12/31/02                         6/30/02                      12/31/01
------------------------------------------------------------------------------------------------------
Financials                         20.6%  Financials               19.8%  Financials             17.8%

                                          Information                     Information
Health Care                        14.9   Technology               13.9   Technology             17.6

Information Technology             14.3   Health Care              13.7   Health Care            14.4

Consumer                                  Consumer                        Consumer
Discretionary                      13.4   Discretionary            13.7   Discretionary          13.2

Industrials                        11.7   Industrials              11.0   Utilities              11.3

TOTAL                              74.9%  TOTAL                    72.1%  TOTAL                  74.3%
======================================================================================================

* Weightings represent percentages of net assets as of the dates indicated. Portfolio weightings reflect the weightings of the S&P 500 Index and will vary over time. The Portfolio's asset allocation is actively managed according to the Model and will vary over time.
** The Tactical Allocation Model is run on the first business day of each month.
   The ERP and BRP percentages in the 12/31/02 column are the numbers that were run on 1/2/03; the ERP and BRP percentages in the 6/30/02 column were run on 7/1/02, and the ERP and BPR percentages in the 12/31/01 column are the numbers that were run on 1/2/02.

UBS SERIES TRUST -- TACTICAL ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002

COMMON STOCKS--99.96%

SECURITY DESCRIPTION                                     SHARES            VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.93%

Boeing Co.                                                7,300   $      240,827
General Dynamics Corp.                                    1,700          134,929
Goodrich Corp.                                            1,100           20,152
Honeywell
  International, Inc.                                     7,100          170,400
Lockheed Martin Corp.                                     3,900          225,225
Northrop
  Grumman Corp.                                           1,600          155,200
Raytheon Co.                                              3,600          110,700
Rockwell Collins, Inc.                                    1,600           37,216
United Technologies Corp.                                 4,100          253,954
                                                                  --------------
                                                                       1,348,603
--------------------------------------------------------------------------------
AIR FREIGHT & COURIERS--1.07%

FedEx Corp.                                               2,600          140,972
United Parcel
  Service, Inc., Class B                                  9,600          605,568
                                                                  --------------
                                                                         746,540
--------------------------------------------------------------------------------
AIRLINES--0.16%

Delta Air Lines, Inc.                                     1,300           15,730
Southwest Airlines Co.                                    6,700           93,130
                                                                  --------------
                                                                         108,860
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.20%

Dana Corp.                                                1,600           18,816
Delphi Automotive
  Systems Corp.                                           5,200           41,860
Goodyear Tire &
  Rubber Co.                                              2,000           13,620
Johnson Controls, Inc.                                      800           64,136
                                                                  --------------
                                                                         138,432
--------------------------------------------------------------------------------
AUTOMOBILES--0.47%

Ford Motor Co.                                           16,100          149,730
General Motors Corp.                                      4,900          180,614
                                                                  --------------
                                                                         330,344
--------------------------------------------------------------------------------
BANKS--7.41%

AmSouth Bancorp                                           3,100           59,520
Bank of America Corp.                                    12,800          890,496
Bank of New York
  Co., Inc.                                               6,300          150,948
Bank One Corp.                                           10,000   $      365,500
BB&T Corp.                                                4,100          151,659
Charter One Financial, Inc.                               2,000           57,460
Comerica, Inc.                                            1,500           64,860
Fifth Third Bancorp                                       5,000          292,750
First Tennessee
  National Corp.                                          1,100           39,534
FleetBoston
  Financial Corp.                                         9,100          221,130
Golden West
  Financial Corp.                                         1,300           93,353
Huntington
  Bancshares, Inc.                                        2,200           41,162
KeyCorp                                                   3,700           93,018
Marshall & Ilsley Corp.                                   1,900           52,022
Mellon Financial Corp.                                    3,800           99,218
National City Corp.                                       5,300          144,796
North Fork Bancorp, Inc.                                  1,400           47,236
Northern Trust Corp.                                      1,900           66,595
PNC Financial
  Services Group                                          2,500          104,750
Regions Financial Corp.                                   1,900           63,384
SouthTrust Corp.                                          3,000           74,550
SunTrust Banks, Inc.                                      2,500          142,300
Synovus Financial Corp.                                   2,700           52,380
U.S. Bancorp, Inc.                                       16,500          350,130
Union Planters Corp.                                      1,800           50,652
Wachovia Corp.                                           11,700          426,348
Washington Mutual, Inc.                                   8,100          279,693
Wells Fargo & Co.                                        14,500          679,615
Zions Bancorp                                               800           31,447
                                                                  --------------
                                                                       5,186,506
--------------------------------------------------------------------------------
BEVERAGES--3.00%

Anheuser-Busch Cos., Inc.                                 7,400          358,160
Brown-Forman Corp.,
  Class B                                                   600           39,216
Coca-Cola Co.                                            21,300          933,366
Coca-Cola Enterprises,
  Inc                                                     3,900           84,708

COMMON STOCKS

SECURITY DESCRIPTION                                     SHARES            VALUE
--------------------------------------------------------------------------------
BEVERAGES--(CONCLUDED)

Pepsi Bottling Group, Inc.                                2,400   $       61,680
PepsiCo, Inc.                                            14,800          624,856
                                                                  --------------
                                                                       2,101,986
--------------------------------------------------------------------------------
BIOTECHNOLOGY--1.09%

Amgen, Inc.*                                             11,100          536,574
Biogen, Inc.*                                             1,300           52,078
Chiron Corp.*                                             1,600           60,160
Genzyme Corp.*                                            1,900           56,185
Medimmune, Inc.*                                          2,200           59,774
                                                                  --------------
                                                                         764,771
--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.20%

American Standard
  Cos., Inc.                                                700           49,798
Masco Corp.                                               4,300           90,515
                                                                  --------------
                                                                         140,313
--------------------------------------------------------------------------------
CHEMICALS--1.61%

Air Products &
  Chemicals, Inc.                                         2,000           85,500
Dow Chemical Co.                                          7,900          234,630
Du Pont (E.I) de
  Nemours & Co.                                           8,600          364,640
Eastman Chemical Co.                                        800           29,416
Ecolab, Inc.                                              1,100           54,450
Engelhard Corp.                                           1,200           26,820
International Flavors &
  Fragrances, Inc.                                          900           31,590
Monsanto Co.                                              2,400           46,200
PPG Industries, Inc.                                      1,500           75,225
Praxair, Inc.                                             1,400           80,878
Rohm & Haas Co.                                           2,000           64,960
Sigma-Aldrich Corp.                                         700           34,090
                                                                  --------------
                                                                       1,128,399
--------------------------------------------------------------------------------
COMMERCIAL SERVICES &
   SUPPLIES--1.95%

Allied Waste Industries,
  Inc.*                                                   1,800           18,000
Apollo Group, Inc.,
  Class A*                                                1,500           66,000
Automatic Data
  Processing, Inc.                                        5,200   $      204,100
Avery Dennison Corp.                                      1,000           61,080
Cendant Corp.*                                            9,000           94,320
Cintas Corp.                                              1,500           68,625
Concord EFS, Inc.*                                        4,400           69,256
Convergys Corp.*                                          1,600           24,240
Deluxe Corp.                                                600           25,260
Donnelley, R. R. &
  Sons Co.                                                1,200           26,124
Equifax, Inc.                                             1,300           30,082
First Data Corp.                                          6,500          230,165
Fiserv, Inc.*                                             1,700           57,715
H&R Block, Inc.                                           1,600           64,320
Paychex, Inc.                                             3,300           92,037
Pitney Bowes, Inc.                                        2,100           68,586
Robert Half
  International, Inc.*                                    1,600           25,776
Sabre Holdings Corp.*                                     1,300           23,543
Waste Management, Inc.                                    5,200          119,184
                                                                  --------------
                                                                       1,368,413
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.06%

ADC Telecommunications,
  Inc.*                                                   7,400           15,466
Avaya, Inc.*                                              3,400            8,330
CIENA Corp.*                                              3,900           20,046
Cisco Systems, Inc.*                                     62,200          814,820
Comverse
  Technology, Inc.*                                       1,700           17,034
Corning, Inc.                                            10,100           33,431
JDS Uniphase Corp.*                                      12,600           31,122
Lucent Technologies, Inc.*                               30,000           37,800
Motorola, Inc.                                           19,900          172,135
Qualcomm, Inc.*                                           6,800          247,452
Scientific-Atlanta, Inc.                                  1,400           16,604
Tellabs, Inc.*                                            3,700           26,899
                                                                  --------------
                                                                       1,441,139
--------------------------------------------------------------------------------

COMMON STOCKS

SECURITY DESCRIPTION                                     SHARES            VALUE
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--3.64%

Apple Computer, Inc.*                                     3,200   $       45,856
Dell Computer Corp.*                                     22,300          596,302
EMC Corp.*                                               19,000          116,660
Gateway, Inc.*                                            3,300           10,362
Hewlett-Packard Co.                                      26,300          456,568
International Business
  Machines Corp.                                         14,500        1,123,750
Lexmark International
  Group, Inc.*                                            1,100           66,550
NCR Corp.*                                                  900           21,366
Network Appliance, Inc.*                                  2,900           29,000
Sun Microsystems, Inc.*                                  27,100           84,281
                                                                  --------------
                                                                       2,550,695
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.03%

Fluor Corp.                                                 800           22,400
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.05%

Vulcan Materials Co.                                        900           33,750
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.19%

Ball Corp.                                                  500           25,595
Bemis Co., Inc.                                             500           24,815
Pactiv Corp.                                              1,500           32,790
Sealed Air Corp.*                                           700           26,110
Temple-Inland, Inc.                                         500           22,405
                                                                  --------------
                                                                         131,715
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS--7.81%

American Express Co.                                     11,300          399,455
Bear Stearns Co., Inc.                                      800           47,520
Capital One Financial
  Corp                                                    1,900           56,468
Charles Schwab Corp.                                     11,600          125,860
Citigroup, Inc.                                          44,200        1,555,398
Countrywide Credit
  Industries, Inc.                                        1,100           56,815
Federal Home Loan
  Mortgage Corp.                                          6,000          354,300
Federal National Mortgage
  Association                                             8,600          553,238
Franklin Resources, Inc.                                  2,300           78,384
Goldman Sachs Group,
  Inc.                                                    4,100   $      279,210
Household
  International, Inc.                                     4,100          114,021
J.P. Morgan Chase & Co.                                  17,200          412,800
Lehman Brothers
  Holdings, Inc.                                          2,100          111,909
MBNA Corp.                                               11,000          209,220
Merrill Lynch & Co., Inc.                                 7,400          280,830
Moody's Corp.                                             1,300           53,677
Morgan Stanley & Co.                                      9,300          371,256
Principal Financial
  Group, Inc.                                             2,900           87,377
Providian Financial Corp.*                                2,600           16,874
SLM Corp.                                                 1,300          135,018
State Street Corp.                                        2,800          109,200
Stilwell Financial, Inc.                                  2,000           26,140
T. Rowe Price Group,
  Inc.                                                    1,100           30,008
                                                                  --------------
                                                                       5,464,978
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
  SERVICES--3.80%

ALLTEL Corp.                                              2,700          137,700
AT&T Corp.                                                6,700          174,937
BellSouth Corp.                                          16,000          413,920
CenturyTel, Inc.                                          1,300           38,194
Citizens Communications
  Co.*(1)                                                 2,600           27,430
Qwest Communications
  International, Inc.*                                   14,800           74,000
SBC Communications,
  Inc.                                                   28,600          775,346
Sprint Corp.                                              7,700          111,496
Verizon Communications                                   23,500          910,625
                                                                  --------------
                                                                       2,663,648
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.23%

Ameren Corp.                                              1,300           54,041
American Electric
  Power Co., Inc.(1)                                      3,000           81,990

COMMON STOCKS

SECURITY DESCRIPTION                                     SHARES            VALUE
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--(CONCLUDED)

Cinergy Corp.                                             1,500   $       50,580
Consolidated Edison, Inc.                                 1,900           81,358
Constellation Energy
  Group, Inc.                                             1,500           41,730
Dominion Resources, Inc.                                  2,700          148,230
DTE Energy Co.                                            1,500           69,600
Edison International, Inc.*                               3,000           35,550
Entergy Corp.                                             1,900           86,621
Exelon Corp.                                              2,800          147,756
FirstEnergy Corp.                                         2,600           85,722
FPL Group, Inc.                                           1,600           96,208
PG&E Corp.*                                               3,600           50,040
Pinnacle West
  Capital Corp.                                             900           30,681
PPL Corp.                                                 1,500           52,020
Progress Energy, Inc.*(2)                                 2,600           91,035
Public Service Enterprise
  Group, Inc.                                             2,000           64,200
Southern Co.                                              6,100          173,179
TECO Energy, Inc.(1)                                      1,700           26,299
TXU Corp.                                                 2,900           54,172
Xcel Energy, Inc.                                         3,600           39,600
                                                                  --------------
                                                                       1,560,612
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.46%

American Power
  Conversion Corp.*                                       1,800           27,270
Cooper Industries Ltd.,
  Class A                                                   900           32,805
Emerson Electric Co.                                      3,700          188,145
Molex, Inc.                                               1,700           39,151
Rockwell Automation,
  Inc                                                     1,700           35,207
                                                                  --------------
                                                                         322,578
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS--0.36%

Agilent Technologies, Inc.*                               4,100           73,636
Jabil Circuit, Inc.*                                      1,700           30,464
Millipore Corp.                                             500   $       17,000
Sanmina - SCI Corp.*                                      4,800           21,552
Solectron Corp.*                                          7,400           26,270
Symbol Technologies, Inc.                                 2,100           17,262
Tektronix, Inc.                                             800           14,552
Thermo Electron Corp.*                                    1,500           30,180
Waters Corp.*                                             1,100           23,958
                                                                  --------------
                                                                         254,874
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.83%

Baker Hughes, Inc.                                        3,000           96,570
BJ Services Co.*                                          1,400           45,234
Halliburton Co.                                           3,900           72,969
Nabors Industries Ltd.*                                   1,300           45,851
Noble Corp.*                                              1,200           42,180
Schlumberger Ltd.                                         5,000          210,450
Transocean Sedco
  Forex, Inc.                                             2,900           67,280
                                                                  --------------
                                                                         580,534
--------------------------------------------------------------------------------
FOOD & DRUG RETAILING--1.17%

Albertson's, Inc.                                         3,300           73,458
CVS Corp.                                                 3,400           84,898
Kroger Co.*                                               6,700          103,515
Safeway, Inc.*                                            3,800           88,768
SUPERVALU, Inc.                                           1,300           21,463
Sysco Corp.                                               5,700          169,803
Walgreen Co.                                              8,800          256,872
Winn Dixie Stores, Inc.                                   1,300           19,864
                                                                  --------------
                                                                         818,641
--------------------------------------------------------------------------------
FOOD PRODUCTS--1.42%

Archer-Daniels-
  Midland Co.                                             5,700           70,680
Campbell Soup Co.                                         3,600           84,492
ConAgra Foods, Inc.                                       4,700          117,547
Del Monte Foods Co.*                                      1,384           10,660
General Mills, Inc.                                       3,200          150,240
Heinz, H.J. & Co.                                         3,100          101,897

COMMON STOCKS

SECURITY DESCRIPTION                                     SHARES            VALUE
--------------------------------------------------------------------------------
FOOD PRODUCTS--(CONCLUDED)

Hershey Foods Corp.                                       1,200   $       80,928
Kellogg Co.                                               3,500          119,945
Sara Lee Corp.                                            6,800          153,068
Wrigley, (Wm) Jr. Co.                                     1,900          104,272
                                                                  --------------
                                                                         993,729
--------------------------------------------------------------------------------
GAS UTILITIES--0.31%

El Paso Corp.                                             5,400           37,584
KeySpan Corp.                                             1,300           45,812
Kinder Morgan, Inc.                                       1,100           46,497
NiSource, Inc.                                            2,200           44,000
Sempra Energy                                             1,800           42,570
                                                                  --------------
                                                                         216,463
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &
  SUPPLIES--1.87%

Applera Corp.--Applied
  Biosystems Group                                        1,900           33,326
Bausch & Lomb, Inc.                                         500           18,000
Baxter International, Inc.                                5,100          142,800
Becton, Dickinson
  and Co.                                                 2,200           67,518
Biomet, Inc.                                              2,300           65,918
Boston Scientific Corp.*                                  3,500          148,820
C.R. Bard, Inc.                                             500           29,000
Guidant Corp.*                                            2,700           83,295
Medtronic, Inc.                                          10,500          478,800
St. Jude Medical, Inc.*                                   1,500           59,580
Stryker Corp.                                             1,700          114,104
Zimmer Holdings, Inc.*                                    1,700           70,584
                                                                  --------------
                                                                       1,311,745
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &
  SERVICES--1.79%

Aetna, Inc.                                               1,300           53,456
AmerisourceBergen Corp.                                     900           48,879
Anthem, Inc.*                                             1,200           75,480
Cardinal Health, Inc.                                     3,800          224,922
CIGNA Corp.                                               1,200           49,344
HCA, Inc.                                                 4,400          182,600
Health Management Associates, Inc.,
  Class A                                                 2,100   $       37,590
HEALTHSOUTH Corp.*                                        3,800           15,960
Humana, Inc.*                                             1,500           15,000
IMS Health, Inc.                                          2,500           40,000
Manor Care, Inc.*                                           900           16,749
McKesson Corp.                                            2,600           70,278
Quest Diagnostics, Inc.*                                    800           45,520
Tenet Healthcare Corp.*                                   4,200           68,880
UnitedHealth Group, Inc.                                  2,600          217,100
Wellpoint Health
  Networks, Inc.*                                         1,300           92,508
                                                                  --------------
                                                                       1,254,266
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.06%

Carnival Corp.                                            5,100          127,245
Darden Restaurants, Inc.                                  1,500           30,675
Harrah's
  Entertainment, Inc.*                                    1,000           39,600
Hilton Hotels Corp.                                       3,300           41,943
International Game
  Technology*                                               800           60,736
Marriott
  International, Inc.                                     2,100           69,027
McDonald's Corp.                                         10,900          175,272
Starbucks Corp.*                                          3,300           67,254
Starwood Hotels & Resorts
  Worldwide, Inc., Class B                                1,800           42,732
Wendy's International, Inc.                               1,000           27,070
Yum! Brands, Inc.*                                        2,600           62,972
                                                                  --------------
                                                                         744,526
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.52%

Black & Decker Corp.                                        800           34,312
Centex Corp.                                                600           30,120
Fortune Brands, Inc.                                      1,300           60,463
KB HOME                                                     400           17,140
Leggett & Platt, Inc.                                     1,800           40,392
Maytag Corp.                                                700           19,950

COMMON STOCKS

SECURITY DESCRIPTION                                     SHARES            VALUE
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--(CONCLUDED)

Newell Rubbermaid, Inc.                                   2,300   $       69,759
Pulte Homes, Inc.                                           600           28,722
Stanley Works                                               900           31,122
Whirlpool Corp.                                             600           31,332
                                                                  --------------
                                                                         363,312
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--2.14%

Clorox Co.                                                1,900           78,375
Colgate-Palmolive Co.                                     4,600          241,178
Kimberly Clark Corp.                                      4,500          213,615
Procter & Gamble Co.                                     11,200          962,528
                                                                  --------------
                                                                       1,495,696
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--4.08%

3M Co.                                                    3,400          419,220
General Electric Co.                                     85,700        2,086,795
Textron, Inc.                                             1,200           51,588
Tyco International Ltd.                                  17,300          295,484
                                                                  --------------
                                                                       2,853,087
--------------------------------------------------------------------------------
INSURANCE--4.88%

ACE Ltd.                                                  2,300           67,482
AFLAC, Inc.                                               4,400          132,528
Allstate Corp.                                            6,000          221,940
Ambac Financial
  Group, Inc.                                               900           50,616
American International
  Group, Inc.                                            22,400        1,295,840

AON Corp.                                                 2,700           51,003
Chubb Corp.                                               1,500           78,300
Cincinnati Financial Corp.                                1,400           52,570
Hartford Financial
  Services Group, Inc.                                    2,200           99,946
Jefferson-Pilot Corp.                                     1,200           45,732
John Hancock Financial
  Services, Inc.                                          2,500           69,750
Lincoln National Corp.                                    1,600           50,528
Loews Corp.                                               1,600           71,136
Marsh & McLennan
  Cos., Inc.                                              4,600          212,566
MBIA, Inc.                                                1,300           57,018
Metlife, Inc.                                             6,000   $      162,240
MGIC Investment Corp.                                       900           37,170
Progressive Corp.                                         1,900           94,297
Prudential Financial, Inc.                                4,900          155,526
SAFECO Corp.                                              1,300           45,071
St. Paul Cos., Inc.                                       2,000           68,100
Torchmark Corp.                                           1,000           36,530
Travelers Property Casualty
  Corp., Class B*                                         8,600          125,990
Unum Provident Corp.                                      2,200           38,588
XL Capital Ltd., Class A                                  1,200           92,700
                                                                  --------------
                                                                       3,413,167
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.25%

eBay, Inc.*                                               2,600          176,332
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.12%

Yahoo!, Inc.*                                             5,100           83,385
--------------------------------------------------------------------------------
IT CONSULTING & SERVICES--0.31%

Computer Sciences Corp.*                                  1,500           51,675
Electronic Data Systems Corp.                             4,200           77,406
SunGard Data Systems, Inc.*                               2,500           58,900
Unisys Corp.*                                             2,900           28,710
                                                                  --------------
                                                                         216,691
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.46%

Brunswick Corp.                                             900           17,874
Eastman Kodak Co.                                         2,600           91,104
Harley-Davidson, Inc.                                     2,600          120,120
Hasbro, Inc.                                              1,700           19,635
Mattel, Inc.                                              3,900           74,685
                                                                  --------------
                                                                         323,418
--------------------------------------------------------------------------------
MACHINERY--1.18%

Caterpillar, Inc.                                         3,000          137,160
Danaher Corp.                                             1,300           85,410
Deere & Co.                                               2,100           96,285
Dover Corp.                                               1,800           52,488

COMMON STOCKS

SECURITY DESCRIPTION                                     SHARES            VALUE
--------------------------------------------------------------------------------
MACHINERY--(CONCLUDED)

Eaton Corp.                                                 700   $       54,677
Illinois Tool Works, Inc.                                 2,700          175,122
Ingersoll Rand Co.,
  Class A                                                 1,500           64,590
ITT Industries, Inc.                                        800           48,552
Navistar International
  Corp.*                                                    600           14,586
PACCAR, Inc.                                              1,000           46,240
Parker-Hannifin Corp.                                     1,100           50,743
                                                                  --------------
                                                                         825,853
--------------------------------------------------------------------------------
MEDIA--4.05%

AOL Time Warner, Inc.*                                   38,600          505,660
Clear Channel
  Communications, Inc.*                                   5,300          197,637
Comcast Corp., Class A*                                  19,900          469,043
Disney, Walt Co.                                         17,700          288,687
Dow Jones & Co., Inc.                                       800           34,584
Gannett Co., Inc.                                         2,300          165,140
Interpublic Group
  Cos., Inc.                                              3,400           47,872
Knight-Ridder, Inc.                                         800           50,600
McGraw-Hill Cos., Inc.                                    1,700          102,748
New York Times Co.,
  Class A                                                 1,400           64,022
Omnicom Group, Inc.                                       1,600          103,360
TMP Worldwide, Inc.*                                      1,000           11,310
Tribune Co.                                               2,700          122,742
Univision Communications,
  Inc., Class A*                                          2,000           49,000
Viacom, Inc., Class B*                                   15,200          619,552
                                                                  --------------
                                                                       2,831,957
--------------------------------------------------------------------------------
METALS & MINING--0.52%

Alcoa, Inc.                                               7,400          168,572
Freeport-McMoRan
  Copper & Gold, Inc.,
  Class B*                                                1,400           23,492
Newmont Mining
  Corp. (Holding Co.)                                     3,500          101,605
Nucor Corp.                                                 700           28,910
Phelps Dodge Corp.*                                         800   $       25,320
United States Steel Corp.                                 1,100           14,432
                                                                  --------------
                                                                         362,331
--------------------------------------------------------------------------------
MULTI-LINE RETAIL--3.98%

Big Lots, Inc.*                                           1,100           14,553
Costco Wholesale Corp.*                                   4,000          112,240
Dollar General Corp.                                      2,900           34,655
Family Dollar Stores, Inc.                                1,500           46,815
Federated Department
  Stores, Inc.*                                           1,800           51,768
J.C. Penney Co., Inc.
  (Holding Co.)                                           2,400           55,224
Kohl's Corp.*                                             2,900          162,255
May Department Stores Co.                                 2,600           59,748
Nordstrom, Inc.                                           1,200           22,764
Sears, Roebuck & Co.                                      2,800           67,060
Target Corp.                                              7,900          237,000
Wal-Mart Stores, Inc.                                    38,000        1,919,380
                                                                  --------------
                                                                       2,783,462
--------------------------------------------------------------------------------
MULTI-UTILITIES--0.31%

AES Corp.*                                                5,100           15,402
Calpine Corp.*(1)                                         3,700           12,062
Centerpoint Energy, Inc.                                  3,000           25,500
Duke Energy Corp.                                         7,700          150,458
Williams Cos., Inc.                                       5,600           15,120
                                                                  --------------
                                                                         218,542
--------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.07%

Xerox Corp.*                                              6,400           51,520
--------------------------------------------------------------------------------
OIL & GAS--5.15%

Amerada Hess Corp.                                          800           44,040
Anadarko
  Petroleum Corp.                                         2,200          105,380
Apache Corp.                                              1,300           74,087
Burlington Resources, Inc.                                1,800           76,770
ChevronTexaco Corp.                                       9,200          611,616
Conoco, Inc.                                              5,800          280,662

COMMON STOCKS

SECURITY DESCRIPTION                                     SHARES            VALUE
--------------------------------------------------------------------------------
OIL & GAS--(CONCLUDED)

Devon Energy Corp.                                        1,400   $       64,260
EOG Resources, Inc.                                       1,000           39,920
Exxon Mobil Corp.                                        57,800        2,019,532
Kerr-McGee Corp.                                            900           39,870
Marathon Oil Corp.                                        2,900           61,741
Occidental Petroleum Corp.                                3,300           93,885
Sunoco, Inc.                                                800           26,544
Unocal Corp.                                              2,300           70,334
                                                                  --------------
                                                                       3,608,641
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.46%

Georgia-Pacific Corp.                                     2,300           37,168
International Paper Co.                                   4,200          146,874
MeadWestvaco Corp.                                        1,800           44,478
Weyerhaeuser Co.                                          1,900           93,499
                                                                  --------------
                                                                         322,019
--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.58%

Alberto-Culver Co.,
  Class B                                                   500           25,200
Avon Products, Inc.                                       2,000          107,740
Gillette Co.                                              9,100          276,276
                                                                  --------------
                                                                         409,216
--------------------------------------------------------------------------------
PHARMACEUTICALS--10.11%

Abbott Laboratories                                      13,400          536,000
Allergan, Inc.                                            1,100           63,382
Bristol-Myers Squibb Co.                                 16,700          386,605
Eli Lilly & Co.                                           9,700          615,950
Forest Laboratories, Inc.*                                1,600          157,152
Johnson & Johnson                                        25,500        1,369,605
King Pharmaceuticals, Inc.*                               2,100           36,099
Merck & Co., Inc.                                        19,300        1,092,573
Pfizer, Inc.                                             53,000        1,620,210
Pharmacia Corp.                                          11,100          463,980
Schering-Plough Corp.                                    12,700          281,940
Watson Pharmaceuticals, Inc.*                             1,000           28,270
Wyeth                                                    11,400   $      426,360
                                                                  --------------
                                                                       7,078,126
--------------------------------------------------------------------------------
REAL ESTATE--0.36%

Equity Office
  Properties Trust                                        3,700           92,426
Equity Residential
  Properties Trust                                        2,500           61,450
Plum Creek Timber
  Co., Inc.                                               1,800           42,480
Simon Property
  Group, Inc.                                             1,700           57,919
                                                                  --------------
                                                                         254,275
--------------------------------------------------------------------------------
ROAD & RAIL--0.48%

Burlington Northern
  Santa Fe Corp.                                          3,300           85,833
CSX Corp.                                                 1,900           53,789
Norfolk Southern Corp.                                    3,400           67,966
Union Pacific Corp.                                       2,200          131,714
                                                                  --------------
                                                                         339,302
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT &
  PRODUCTS--2.81%

Advanced Micro
  Devices, Inc.*                                          3,100           20,026
Altera Corp.*                                             3,400           41,956
Analog Devices, Inc.*                                     3,200           76,384
Applied Materials, Inc.*                                 14,300          186,329
Applied Micro
  Circuits Corp.*                                         2,900           10,701
Broadcom Corp.,
  Class A*                                                2,400           36,144
Intel Corp.                                              57,100          889,047
KLA-Tencor Corp.*                                         1,700           60,129
Linear Technology Corp.                                   2,700           69,444
LSI Logic Corp.*                                          3,400           19,618
Maxim Integrated
  Products, Inc.                                          2,800           92,512
Micron Technology, Inc.*                                  5,300           51,622
National
  Semiconductor Corp.*                                    1,600           24,016

COMMON STOCKS

SECURITY DESCRIPTION                                     SHARES            VALUE
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT &
  PRODUCTS--(CONCLUDED)

Novellus Systems, Inc.*                                   1,300   $       36,504
NVIDIA Corp.*                                             1,400           16,100
QLogic Corp.*                                               800           27,608
Teradyne, Inc.*                                           1,700           22,117
Texas Instruments, Inc.                                  15,000          225,150
Xilinx, Inc.*                                             3,000           61,560
                                                                  --------------
                                                                       1,966,967
--------------------------------------------------------------------------------
SOFTWARE--4.88%

Adobe Systems, Inc.                                       2,100           52,311
Autodesk, Inc.                                            1,000           14,300
BMC Software, Inc.*                                       2,100           35,931
Citrix Systems, Inc.*                                     1,500           18,480
Computer Associates
  International, Inc.                                     5,000           67,500
Compuware Corp.*                                          3,400           16,320
Electronic Arts, Inc.*                                    1,200           59,724
Intuit, Inc.*                                             1,800           84,456
Mercury
  Interactive Corp.*                                        700           20,713
Microsoft Corp.*                                         46,000        2,378,200
Novell, Inc.*                                             3,500           11,620
Oracle Corp.*                                            46,100          497,880
PeopleSoft, Inc.*                                         2,700           49,437
Rational
  Software Corp.*                                         1,800           18,702
Siebel Systems, Inc.*                                     4,300           32,164
Veritas Software Co.*                                     3,600           56,232
                                                                  --------------
                                                                       3,413,970
--------------------------------------------------------------------------------
SPECIALTY RETAIL--2.09%

AutoZone, Inc.*                                             900           63,585
Bed, Bath &
  Beyond, Inc.*                                           2,500           86,325
Best Buy Co., Inc.*                                       2,800           67,620
Circuit City Stores-Circuit
  City Group                                              1,900           14,098
Gap, Inc.                                                 7,600          117,952
Home Depot, Inc.                                         20,000          479,200
Limited Brands                                            4,500           62,685
Lowe's Cos., Inc.                                         6,700   $      251,250
Office Depot, Inc.*                                       2,700           39,852
RadioShack Corp.                                          1,500           28,110
Sherwin-Williams Co.                                      1,400           39,550
Staples, Inc.*                                            4,100           75,030
Tiffany & Co.                                             1,300           31,083
TJX Cos., Inc.                                            4,600           89,792
Toys "R" Us, Inc.*                                        1,900           19,000
                                                                  --------------
                                                                       1,465,132
--------------------------------------------------------------------------------
TEXTILES & APPAREL--0.32%

Jones Apparel
  Group, Inc.*                                            1,100           38,984
Liz Claiborne, Inc.                                       1,000           29,650
Nike, Inc., Class B                                       2,300          102,281
Reebok International Ltd.*                                  600           17,640
V. F. Corp.                                               1,000           36,050
                                                                  --------------
                                                                         224,605
--------------------------------------------------------------------------------
TOBACCO--1.16%

Philip Morris Cos., Inc.                                 17,800          721,434
R.J. Reynolds Tobacco
  Holdings, Inc.                                            900           37,899
UST, Inc.                                                 1,500           50,145
                                                                  --------------
                                                                         809,478
--------------------------------------------------------------------------------
TRADING COMPANIES &
  DISTRIBUTORS--0.14%

Genuine Parts Co.                                         1,700           52,360
W.W. Grainger, Inc.                                         900           46,395
                                                                  --------------
                                                                          98,755
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION
  SERVICES--0.38%

AT&T Wireless
  Services, Inc.                                         23,400          132,210
Nextel Communications, Inc.*                              8,300           95,865
Sprint Corp. (PCS Group)*                                 8,800           38,544
                                                                  --------------
                                                                         266,619
--------------------------------------------------------------------------------
Total Common Stocks
  (cost--$100,400,660)                                                69,985,318
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                      MATURITY  INTEREST
  (000)                                         DATES    RATES          VALUE
--------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION--0.14%

           Federal Home Loan Mortgage Corp.
   $97       (cost--$96,998)                  01/02/03   0.750%@    $     96,998
--------------------------------------------------------------------------------
NUMBER OF
 SHARES
 (000)
--------------------------------------------------------------------------------
MONEY MARKET FUNDS++--0.22%

     2     AIM Liquid Assets Portfolio        01/02/03   1.320+            1,915
     9     AIM Prime Portfolio                01/02/03   1.260+            9,014
   144     UBS Private Money Market Fund LLC  01/02/03   1.460+          143,621
                                                                    ------------
Total Money Market Funds (cost--$154,550)                                154,550
--------------------------------------------------------------------------------
Total Investments
  (cost--$100,652,208)--100.32%                                       70,236,866
Liabilities in excess of other assets--(0.32)%                          (224,051)
                                                                    ------------
Net Assets--100.00%                                                 $ 70,012,815
--------------------------------------------------------------------------------

 *  Non-income producing security.
(1) Security, or portion thereof, was on loan at December 31, 2002.
(2) Includes 500 Contingent Value Obligations valued at zero.
 @  Interest rate shown is the discount rate at date of purchase.
 +  Interest rates shown reflect yield at December 31, 2002.
++  Securities purchased with cash collateral from securities loaned.

                 See accompanying notes to financial statements

UBS SERIES TRUST--TACTICAL ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES -- DECEMBER 31, 2002

ASSETS

Investment in securities, at value (cost--$100,652,208)*          $   70,236,866
Cash                                                                         355
Receivable for shares of beneficial interest sold                          3,062
Dividends receivable                                                     111,152
Other assets                                                               2,733
                                                                  --------------
Total assets                                                          70,354,168

LIABILITIES

Payable for cash collateral for securities loaned                        154,550
Payable to affiliates                                                     64,099
Payable for shares of beneficial interest repurchased                     61,333
Accrued expenses and other liabilities                                    61,371
                                                                  --------------
Total liabilities                                                        341,353

NET ASSETS

Beneficial interest--$0.001 par value (unlimited amount
  authorized)                                                        121,408,740
Accumulated undistributed net investment income                          673,033
Accumulated net realized losses from investment transactions         (21,653,616)
Net unrealized depreciation of investments                           (30,415,342)
                                                                  --------------
Net assets                                                        $   70,012,815
--------------------------------------------------------------------------------
CLASS H:

Net assets                                                        $   19,743,305
Shares outstanding                                                     2,021,677
Net asset value, offering price and redemption value per share    $         9.77

CLASS I:

Net assets                                                        $   50,269,510
Shares outstanding                                                     5,165,759
--------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share    $         9.73
--------------------------------------------------------------------------------

* Includes $143,508 of investments in securities on loan, at value.

                 See accompanying notes to financial statements

UBS SERIES TRUST--TACTICAL ALLOCATION PORTFOLIO

STATEMENT OF OPERATIONS

                                                                    FOR THE
                                                                   YEAR ENDED
                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $3,961)              $    1,464,623
Interest                                                                   1,670
                                                                  --------------
                                                                       1,466,293

EXPENSES:
Investment advisory and administration fees                              466,158
Distribution fees--Class I                                               171,325
Custody and accounting                                                    54,939
Reports and notices to shareholders                                       44,133
Professional fees                                                         37,873
Trustees' fees                                                             4,306
Transfer agency and related services fees                                  3,000
Interest expense                                                           1,108
Other expenses                                                             4,575
                                                                  --------------
Net expenses                                                             787,417
                                                                  --------------
Net investment income                                                    678,876
REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES:
Net realized losses from investment transactions                     (15,452,200)
Net change in unrealized appreciation/depreciation of
  investments                                                        (10,600,342)
Net realized and unrealized losses from investment activities        (26,052,542)
--------------------------------------------------------------------------------
Net decrease in net assets resulting from operations              $  (25,373,666)
--------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS SERIES TRUST--TACTICAL ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                 -------------------------------
                                                    2002              2001
--------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                            $      678,876   $      609,500
Net realized losses from investment
  transactions                                      (15,452,200)      (3,877,819)
Net change in unrealized
  appreciation/depreciation of investments          (10,600,342)     (14,035,062)
                                                 --------------   ---------------
Net decrease in net assets resulting from
  operations                                        (25,373,666)     (17,303,381)

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income--Class H                         (212,147)        (882,378)
Net investment income--Class I                         (397,516)      (1,732,247)
Net realized gains from investment
  transactions--Class H                                      --       (2,241,541)
Net realized gains from investment
  transactions--Class I                                      --       (4,797,879)
                                                 --------------   ---------------
                                                       (609,663)      (9,654,045)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                  5,880,228       29,513,547
Cost of shares repurchased                          (28,925,120)     (19,778,017)
Proceeds from dividends reinvested                      609,663        9,654,045
Net increase (decrease) in net assets from
  beneficial interest transactions                  (22,435,229)      19,389,575
Net decrease in net assets                          (48,418,558)      (7,567,851)

NET ASSETS:
Beginning of year                                   118,431,373      125,999,224
End of year (including accumulated
  undistributed net investment income of
  $673,033 and $609,255, respectively)           $   70,012,815   $  118,431,373
--------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS SERIES TRUST--TACTICAL ALLOCATION PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS Series Trust--Tactical Allocation Portfolio (the "Portfolio") is a diversified portfolio of UBS Series Trust (the "Fund"). The Fund is organized under Massachusetts law pursuant to an Amended and Restated Declaration of Trust dated February 11, 1998, as amended, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering one portfolio. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable annuity contracts.

The Portfolio currently offers Class H and Class I shares. Each class represents interests in the same assets of the Portfolio, and the classes are identical except for differences in their distribution charges. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect to its distribution plan. Class H has no distribution plan.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--The Portfolio calculates net asset values based on the current market value for its portfolio's securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management
(US) Inc. ("UBS Global AM"), the investment advisor and administrator of the Portfolio. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt-instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

REPURCHASE AGREEMENTS--The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either though its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition of the collateral. The Portfolio occasionally participates in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature.

To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT ADVISOR AND ADMINISTRATOR

The Board has approved an Investment Advisory and Administration Contract ("Advisory Contract"), under which UBS Global AM serves as investment advisor and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets. At December 31, 2002, the Portfolio owed UBS Global AM $30,610 in investment advisory and administration fees.

For the year ended December 31, 2002, the Portfolio did not pay any brokerage commissions to UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, or any other affiliated broker-dealer for transactions executed on behalf of the Portfolio.

DISTRIBUTION PLAN

Class I shares are offered to insurance company separate accounts where the related insurance companies receive payments for their services in connection with the distribution of the Portfolio's Class I shares. Under the plan of distribution, the Portfolio pays UBS Global AM a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of Class I shares. UBS Global AM pays the entire distribution fee to the insurance companies. At December 31, 2002, the Portfolio owed UBS Global AM $33,477 in distribution fees.

SECURITIES LENDING

The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS PaineWebber and other affiliated broker-dealers have been approved as borrowers under the Portfolio's securities lending program. For the year ended December 31, 2002, the Portfolio earned

----------
* UBS PaineWebber is a service mark of UBS AG.

$1,533 for lending its securities, and UBS PaineWebber earned $516 in compensation as the Portfolio's lending agent. At December 31, 2002, the Portfolio owed UBS PaineWebber $12 in compensation as securities lending agent.

BANK LINE OF CREDIT

The Portfolio participates with other funds managed, advised or sub-advised by UBS Global AM in a $300 million committed credit facility ("Facility") with UBS AG, Stamford Branch, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. Under the Facility arrangement, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2002, the Portfolio had an average daily amount of borrowing outstanding under the Facility of $835,400 for 25 days with a related weighted average annualized interest rate of 1.91%. For the year ended December 31, 2002, the Portfolio paid a commitment fee of $1,146 to UBS AG.

FEDERAL TAX STATUS

For federal income tax purposes, at December 31, 2002, the components of net unrealized depreciation of investments were as follows:

Gross appreciation (investments having an excess of value
  over cost)                                                      $    2,824,047
Gross depreciation (investments having an excess of cost
  over value)                                                        (37,131,796)
Net unrealized depreciation of investments                        $  (34,307,749)
--------------------------------------------------------------------------------

For the year ended December 31, 2002, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $5,037,488 and $27,382,369, respectively.

The Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 were as follows:

Distributions paid from:                                2002            2001
--------------------------------------------------------------------------------
Ordinary income                                       $ 609,663      $ 9,654,045
--------------------------------------------------------------------------------

At December 31, 2002, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income                                     $      672,049
Accumulated capital and other losses                                 (17,760,225)
Unrealized depreciation of investments                               (34,307,749)
Total accumulated deficit                                         $  (51,395,925)
================================================================================

The differences between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

At December 31, 2002, the Portfolio had a capital loss carryforward of $14,062,333. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire as follows: $863,515 will expire December 31, 2009 and $13,198,818 will expire December 31, 2010. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed. Also, in accordance with U.S. Treasury regulations, the Portfolio has elected to defer $3,697,892 of net realized capital losses arising after October 31, 2002. Such losses are treated for tax purposes as arising on January 1, 2003.

To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 2002, accumulated undistributed net investment income was decreased by $5,435 and accumulated net realized losses from investment transactions were decreased by $5,435.

BENEFICIAL INTEREST

There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                               CLASS H                        CLASS I
YEAR ENDED              --------------------------------------------------------
DECEMBER 31, 2002:       SHARES       AMOUNT           SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares sold               36,481   $    393,090         490,622   $    5,487,138
Shares repurchased      (592,748)    (6,736,327)     (2,121,694)     (22,188,793)
Dividends reinvested      17,094        212,147          32,084          397,516
Net decrease            (539,173)  $ (6,131,090)     (1,598,988)  $  (16,304,139)
--------------------------------------------------------------------------------

YEAR ENDED
DECEMBER 31, 2001:
--------------------------------------------------------------------------------
Shares sold              226,260   $  3,370,565       1,906,639   $   26,142,982
Shares repurchased      (510,105)    (6,617,891)     (1,018,394)     (13,160,126)
Dividends reinvested     241,229      3,123,919         505,036        6,530,126
Net increase (decrease)  (42,616)  $   (123,407)      1,393,281   $   19,512,982
--------------------------------------------------------------------------------

UBS SERIES TRUST--TACTICAL ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                            CLASS H
                                 ------------------------------------------------------------
                                                                               FOR THE PERIOD
                                                                                SEPTEMBER 28,
                                       FOR THE YEARS ENDED DECEMBER 31,         1998+ THROUGH
                                 -------------------------------------------     DECEMBER 31,
                                   2002       2001       2000       1999            1998
---------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD            $  12.73   $  15.83   $  16.49   $  14.91     $        12.00
Net investment income                0.10@      0.08       0.40@      0.11@              0.02
Net realized and unrealized
  gains (losses) from
  investments                       (2.97)@    (2.02)     (0.71)@     2.64@              2.99
Net increase (decrease) from
  investment operations             (2.87)     (1.94)     (0.31)      2.75               3.01
Dividends from net
  investment income                 (0.09)     (0.33)     (0.01)     (0.06)             (0.02)
Distributions from net
  realized gains from
  investment transactions              --      (0.83)     (0.34)     (1.11)             (0.08)
Total dividends and
  distributions to
  shareholders                      (0.09)     (1.16)     (0.35)     (1.17)             (0.10)
NET ASSET VALUE,
  END OF PERIOD                  $   9.77   $  12.73   $  15.83   $  16.49     $        14.91
TOTAL INVESTMENT RETURN(1)         (22.68)%   (12.39)%    (1.93)%    18.43%             24.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets,
  end of period (000's)          $ 19,743   $ 32,607   $ 41,212   $ 36,714     $       22,494
Expenses to average
  net assets, before
  waivers from advisor               0.66%      0.67%      0.73%      0.74%              0.95%*
Expenses to average
  net assets, net of
  waivers from advisor               0.66%      0.67%      0.72%      0.74%              0.95%*
Net investment income to
  average net assets, before
  waivers from advisor               0.91%      0.67%      2.49%      0.71%              0.77%*
Net investment income to
  average net assets, net
  of waivers from advisor            0.91%      0.67%      2.50%      0.71%              0.77%*
Portfolio turnover                      5%        10%       166%       110%                 6%
---------------------------------------------------------------------------------------------

                                                       CLASS I
                                 ---------------------------------------------------
                                                                    FOR THE PERIOD
                                                                   JANUARY 5, 1999++
                                 FOR THE YEARS ENDED DECEMBER 31,      THROUGH
                                 ---------------------------------   DECEMBER 31,
                                    2002       2001       2000            1999
------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD            $  12.69   $  15.78   $  16.48     $     14.89
Net investment income                0.07@      0.04       0.36@           0.11@
Net realized and unrealized
  gains (losses) from
  investments                       (2.97)@    (2.00)     (0.71)@          2.65@
Net increase (decrease) from
  investment operations             (2.90)     (1.96)     (0.35)           2.76
Dividends from net
  investment income                 (0.06)     (0.30)     (0.01)          (0.06)
Distributions from net
  realized gains from
  investment transactions              --      (0.83)     (0.34)          (1.11)
Total dividends and
  distributions to
  shareholders                      (0.06)     (1.13)     (0.35)          (1.17)
NET ASSET VALUE,
  END OF PERIOD                  $   9.73   $  12.69   $  15.78     $     16.48
TOTAL INVESTMENT RETURN(1)         (22.95)%   (12.55)%    (2.18)%         18.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets,
  end of period (000's)          $ 50,270   $ 85,825   $ 84,787     $    54,413
Expenses to average
  net assets, before
  waivers from advisor               0.91%      0.92%      0.98%           0.99%*
Expenses to average
  net assets, net of
  waivers from advisor               0.91%      0.92%      0.94%           0.74%*
Net investment income to
  average net assets, before
  waivers from advisor               0.66%      0.42%      2.23%           0.56%*
Net investment income to
  average net assets, net
  of waivers from advisor            0.66%      0.42%      2.27%           0.81%*
Portfolio turnover                      5%        10%       166%            110%
------------------------------------------------------------------------------------

+    Commencement of operations.
++   Commencement of issuance of shares.
*    Annualized.
@    Calculated using average monthly shares outstanding for the period.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.

                                      26/27

UBS SERIES TRUST--TACTICAL ALLOCATION PORTFOLIO

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Trustees of UBS Series Trust-Tactical Allocation
Portfolio

We have audited the accompanying statement of assets and liabilities of UBS Series Trust-Tactical Allocation Portfolio (a portfolio comprising UBS Series Trust) (the "Portfolio"), including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We have conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Series Trust - Tactical Allocation Portfolio at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


New York, New York
February 10, 2003

                      (This page intentionally left blank)

UBS SERIES TRUST--TACTICAL ALLOCATION PORTFOLIO

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF TRUSTEES & OFFICERS

The Fund is governed by a Board of Trustees which oversees the Fund's operations. Each Trustee serves an indefinite term of office. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Trustee and Officer of the Fund, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the Trustee or for which a person served as an Officer, and other directorships held by the Trustee.

The Portfolio's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

INTERESTED TRUSTEES

                                                  TERM OF
                                                OFFICE+ AND
                                POSITION(S)      LENGTH OF
       NAME, ADDRESS,            HELD WITH         TIME               PRINCIPAL OCCUPATION(S)
          AND AGE                  FUND           SERVED                DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------
Margo N. Alexander*++;       Trustee          Since 1996       Mrs. Alexander is an executive vice
56                                                             president of UBS PaineWebber (since
                                                               March 1984). She was chief
                                                               executive officer of UBS Global AM
                                                               from January 1995 to October 2000,
                                                               a director (from January 1995 to
                                                               September 2001) and chairman (from
                                                               March 1999 to September 2001).

E. Garrett Bewkes, Jr.*++;   Trustee and      Since 1990       Mr. Bewkes serves as a consultant to
76                           Chairman of                       UBS PaineWebber (since May 1999).
                             the Board of                      Prior to November 2000, he was a
                             Trustees                          director of Paine Webber Group Inc.
                                                               ("PW Group," formerly the holding
                                                               company of UBS PaineWebber and UBS
                                                               Global AM) and prior to 1996, he
                                                               was a consultant to PW Group. Prior
                                                               to 1988, he was chairman of the
                                                               board, president and chief
                                                               executive officer of American
                                                               Bakeries Company.

                                             NUMBER OF
       NAME, ADDRESS,                PORTFOLIOS IN FUND COMPLEX                      OTHER DIRECTORSHIPS
          AND AGE                       OVERSEEN BY TRUSTEE                            HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------
Margo N. Alexander*++;       Mrs. Alexander is a director or trustee                None
56                           of 20 investment companies (consisting
                             of 41 portfolios) for which UBS Global
                             AMor one of its affiliates serves as
                             investment advisor, sub-advisor or manager.

E. Garrett Bewkes, Jr.*++;   Mr. Bewkes is a director or trustee of                 Mr. Bewkes is also a
76                           34 investment companies (consisting of                 director of Interstate
                             55portfolios) for which UBS Global AM                  Bakeries Corporation.
                             or one of its affiliates serves as investment
                             advisor, sub-advisor or manager.

INDEPENDENT TRUSTEES

                                                  TERM OF
                                                OFFICE+ AND
                                POSITION(S)      LENGTH OF
       NAME, ADDRESS,            HELD WITH          TIME              PRINCIPAL OCCUPATION(S)
           AND AGE                 FUND            SERVED               DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 67     Trustee          Since 1996       Mr. Armstrong is chairman and
R.Q.A. Enterprises                                             principal of R.Q.A. Enterprises
One Old Church Road--                                          (management consulting firm)
Unit # 6                                                       (since April 1991 and principal
Greenwich, CT 06830                                            occupation since March 1995).
                                                               Mr. Armstrong was chairman of the
                                                               board, chief executive officer and
                                                               co-owner of Adirondack Beverages
                                                               (producer and distributor of soft
                                                               drinks and sparkling/still waters)
                                                               (from October 1993 to March 1995).
                                                               He was a partner of The New England
                                                               Consulting Group (management
                                                               consulting firm) (from December
                                                               1992 to September 1993). He was
                                                               managing director of LVMH U.S.
                                                               Corporation (U.S. subsidiary of the
                                                               French luxury goods conglomerate,
                                                               Louis Vuitton Moet Hennessey
                                                               Corporation) (from 1987 to 1991)
                                                               and chairman of its wine and
                                                               spirits subsidiary, Schieffelin &
                                                               Somerset Company (from 1987 to
                                                               1991).

David J. Beaubien; 68        Trustee          Since 2001       Mr. Beaubien is chairman of
101 Industrial Road                                            Yankee Environmental Systems, Inc.,
Turners Falls, MA 01376                                        a manufacturer of meteorological
                                                               measuring systems. Prior to January
                                                               1991, he was senior vice president
                                                               of EG&G, Inc., a company which
                                                               makes and provides a variety of
                                                               scientific and technically oriented
                                                               products and services. From 1985 to
                                                               January 1995, Mr. Beaubien served
                                                               as a director or trustee on the
                                                               boards of the Kidder, Peabody & Co.
                                                               Incorporated mutual funds.

                                             NUMBER OF
       NAME, ADDRESS,                PORTFOLIOS IN FUND COMPLEX                           OTHER DIRECTORSHIPS
          AND AGE                       OVERSEEN BY TRUSTEE                                 HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 67     Mr. Armstrong is a director or trustee of 20           Mr. Armstrong is also a director of
R.Q.A. Enterprises           investment companies (consisting of 41                 AlFresh Beverages Canada, Inc.
One Old Church Road--        portfolios) for which UBS Global AM                    (a Canadian beverage subsidiary of
Unit # 6                     or one of its affiliates serves as investment          AlFresh Foods Inc.) (since October
Greenwich, CT 06830          advisor, sub-advisor or manager.                       2000).

David J. Beaubien; 68        Mr. Beaubien is a director or trustee of 20            Mr. Beaubien is also a director of
101 Industrial Road          investment companies (consisting of 41                 IEC Electronics, Inc., a manufacturer
Turners Falls, MA 01376      portfolios) for which UBS Global AM                    of electronic assemblies.
                             or one of its affiliates serves as investment
                             advisor, sub-advisor or manager.

                                                  TERM OF
                                                OFFICE+ AND
                                POSITION(S)      LENGTH OF
       NAME, ADDRESS,            HELD WITH          TIME              PRINCIPAL OCCUPATION(S)
          AND AGE                  FUND            SERVED               DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Richard R. Burt; 56            Trustee           Since 1996    Mr. Burt is chairman of Diligence LLC
1275 Pennsylvania Ave., N.W.                                   (international information and
Washington, D.C. 20004                                         security firm) and IEP Advisors
                                                               (international investments and
                                                               consulting firm). He was the chief
                                                               negotiator in the Strategic Arms
                                                               Reduction Talks with the former
                                                               Soviet Union (from 1989 to 1991)
                                                               and the U.S. Ambassador to the
                                                               Federal Republic of Germany
                                                               (from 1985 to 1989). From 1991 to 1994,
                                                               he served as a partner of McKinsey
                                                               & Company (management consulting
                                                               firm).

Meyer Feldberg; 60             Trustee           Since 1990    Mr. Feldberg is Dean and Professor
Columbia University                                            of Management of the Graduate
101 Uris Hall                                                  School of Business, Columbia
New York, New York                                             University. Prior to 1989, he was
10027                                                          president of the Illinois Institute
                                                               of Technology.

George W. Gowen; 73            Trustee           Since 1987    Mr. Gowen is a partner in the law
666 Third Avenue                                               firm of Dunnington, Bartholow &
New York, New York                                             Miller. Prior to May 1994, he was
10017                                                          a partner in the law firm of
                                                               Fryer, Ross & Gowen.

William W. Hewitt, Jr.**; 74   Trustee           Since 2001    Mr. Hewitt is retired. From 1990
c/o UBS Global Asset                                           to January 1995, Mr. Hewitt served
Management (US) Inc.                                           as a director or trustee on the boards
51 West 52nd Street                                            of the Kidder, Peabody & Co.
New York, New York                                             Incorporated mutual funds. From
10019-6114                                                     1986 to 1988, he was an executive
                                                               vice president and director of
                                                               mutual funds, insurance and trust
                                                               services of Shearson Lehman
                                                               Brothers Inc. From 1976 to 1986, he
                                                               was president of Merrill Lynch
                                                               Funds Distributor, Inc.

                                               NUMBER OF
       NAME, ADDRESS,                  PORTFOLIOS IN FUND COMPLEX                                OTHER DIRECTORSHIPS
          AND AGE                         OVERSEEN BY TRUSTEE                                      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Richard R. Burt; 56            Mr. Burt is a director or trustee of 20                Mr. Burt is also a director of
1275 Pennsylvania Ave., N.W.   investment companies (consisting of 41                 Hollinger International Inc. (publishing),
Washington, D.C. 20004         portfolios) for which UBS Global AM                    HCL Technologies, Ltd., The Central
                               or one of its affiliates serves as investment          European Fund, Inc., The Germany Fund,
                               advisor, sub-advisor or manager.                       Inc., IGT, Inc. (provides technology to
                                                                                      gaming and wagering industry)
                                                                                      and chairman of Weirton Steel
                                                                                      Corp. (makes and finishes steel products).
                                                                                      He is also a director or trustee of
                                                                                      funds in the Scudder Mutual Funds
                                                                                      Family (consisting of 47 portfolios).

Meyer Feldberg; 60             Dean Feldberg is a director or trustee of 34           Dean Feldberg is also a director of
Columbia University            investment companies (consisting of 55                 Primedia Inc. (publishing), Federated
101 Uris Hall                  portfolios) for which UBS Global AM                    Department Stores, Inc. (operator
New York, New York             or one of its affiliates serves as investment          of department stores), Revlon, Inc.
10027                          advisor, sub-advisor or manager.                       (cosmetics), Select Medical Inc. (healthcare
                                                                                      services) and SAPPI, Ltd. (producer of
                                                                                      paper).

George W. Gowen; 73            Mr. Gowen is a director or trustee of 34               None
666 Third Avenue               investment companies (consisting of 55
New York, New York             portfolios) for which UBS Global AM or one of
10017                          its affiliates serves as investment advisor,
                               sub-advisor or manager.

William W. Hewitt, Jr.**; 74   Mr. Hewitt is a director or trustee of 20              Mr. Hewitt is also a director or
c/o UBS Global Asset           investment companies (consisting of 41                 trustee of the Guardian Life
Management (US) Inc.           portfolios) for which UBS Global AM                    Insurance Company Mutual Funds
51 West 52nd Street            or one of its affiliates serves as investment          (consisting of 19 portfolios).
New York, New York             advisor, sub-advisor or manager.
10019-6114

                                                  TERM OF
                                                OFFICE+ AND
                                POSITION(S)      LENGTH OF
       NAME, ADDRESS,            HELD WITH          TIME              PRINCIPAL OCCUPATION(S)
          AND AGE                  FUND            SERVED               DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------
Morton L. Janklow; 72          Trustee           Since 2001     Mr. Janklow is senior partner of
445 Park Avenue                                                 Janklow & Nesbit Associates, an
New York, New York 10022                                        international literary agency
                                                                representing leading authors in
                                                                their relationships with publishers
                                                                and motion picture, television and
                                                                multi-media companies, and of
                                                                counsel to the law firm of
                                                                Janklow & Ashley.

Frederic V. Malek; 66          Trustee           Since 1987     Mr. Malek is chairman of Thayer
1455 Pennsylvania                                               Capital Partners (merchant bank)
Avenue, N.W. Suite 350                                          and chairman of Thayer Hotel
Washington, D.C. 20004                                          Investors III, Thayer Hotel Investors II
                                                                and Lodging Opportunities Fund
                                                                (hotel investment partnerships). From
                                                                January 1992 to November 1992,
                                                                he was campaign manager of
                                                                Bush-Quayle '92. From 1990 to
                                                                1992, he was vice chairman and,
                                                                from 1989 to 1990, he was president
                                                                of Northwest Airlines Inc. and NWA
                                                                Inc. (holding company of Northwest
                                                                Airlines Inc.). Prior to 1989, he was
                                                                employed by the Marriott Corporation
                                                                (hotels, restaurants, airline catering
                                                                and contract feeding), where he most
                                                                recently was an executive vice
                                                                president and president of Marriott
                                                                Hotels and Resorts.

Carl W. Schafer; 67            Trustee           Since 1996     Mr. Schafer is president of the
66 Witherspoon Street                                           Atlantic Foundation (charitable
#1100                                                           foundation). Prior to January 1993,
Princeton, NJ 08542                                             he was chairman of the Investment
                                                                Advisory Committee of the
                                                                Howard Hughes Medical Institute.

                                               NUMBER OF
       NAME, ADDRESS,                  PORTFOLIOS IN FUND COMPLEX                             OTHER DIRECTORSHIPS
          AND AGE                         OVERSEEN BY TRUSTEE                                   HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Morton L. Janklow; 72          Mr. Janklow is a director or trustee of 20             None
445 Park Avenue                investment companies (consisting of 41 portfolios)
New York, New York 10022       for which UBS Global AM or one of its affiliates
                               serves as investment advisor, sub-advisor or
                               manager.

Frederic V. Malek; 66          Mr. Malek is a director or trustee of 20               Mr. Malek is also a director of Aegis
1455 Pennsylvania              investment companies (consisting of 41                 Communications, Inc. (tele-services),
Avenue, N.W. Suite 350         portfolios) for which UBS Global AM                    American Management Systems, Inc.
Washington, D.C. 20004         or one of its affiliates serves as investment          (management consulting and
                               advisor, sub-advisor or manager.                       computer related services), Automatic
                                                                                      Data Processing, Inc. (computing services),
                                                                                      CB Richard Ellis, Inc. (real estate services),
                                                                                      Federal National Mortgage Association,
                                                                                      FPL Group, Inc. (electric services),
                                                                                      Manor Care, Inc. (health care) and
                                                                                      Northwest Airlines Inc.

Carl W. Schafer; 67            Mr. Schafer is a director or trustee of 20             Mr. Schafer is also a director of Labor
66 Witherspoon Street          investment companies (consisting of 41                 Ready, Inc. (temporary employment),
#1100                          portfolios) for which UBS Global AM                    Roadway Corp. (trucking), Guardian Life
Princeton, NJ 08542            or one of its affiliates serves as investment          Insurance Company Mutual Funds
                               advisor, sub-advisor or manager.                       (consisting of 19 portfolios), the Harding,
                                                                                      Loevner Funds (consisting of four portfolios),
                                                                                      E.I.I. Realty Securities Trust (investment
                                                                                      company) and Frontier Oil Corporation.

                                                  TERM OF
                                                OFFICE+ AND
                                POSITION(S)      LENGTH OF
       NAME, ADDRESS,            HELD WITH          TIME              PRINCIPAL OCCUPATION(S)
           AND AGE                 FUND            SERVED               DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------
William D. White; 69           Trustee           Since 2001     Mr. White is retired. From
P.O. Box 199                                                    February 1989 through March 1994,
Upper Black Eddy, PA 18972                                      he was president of the National
                                                                League of Professional Baseball
                                                                Clubs. Prior to 1989, he was a
                                                                television sportscaster for WPIX-TV,
                                                                New York. Mr. White served on the
                                                                board of directors of Centel from
                                                                1989 to 1993 and on the board of
                                                                directors of Jefferson Banks
                                                                Incorporated, Philadelphia, PA.

                                               NUMBER OF
       NAME, ADDRESS,                  PORTFOLIOS IN FUND COMPLEX                      OTHER DIRECTORSHIPS
           AND AGE                        OVERSEEN BY TRUSTEE                            HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------
William D. White; 69           Mr. White is a director or trustee of 20 investment    None
P.O. Box 199                   companies (consisting of 41 portfolios) for which
Upper Black Eddy, PA 18972     UBS Global AM or one of its affiliates serves as
                               investment advisor, sub-advisor or manager.

OFFICERS

                                                   TERM OF            PRINCIPAL OCCUPATION(S)
                                                 OFFICE+ AND            DURING PAST 5 YEARS;
                                POSITION(S)       LENGTH OF           NUMBER OF PORTFOLIOS IN
   NAME, ADDRESS,                HELD WITH          TIME           FUND COMPLEX FOR WHICH PERSON
     AND AGE                       FUND            SERVED                SERVES AS OFFICER
-----------------------------------------------------------------------------------------------------------
T. Kirkham Barneby*;           Vice President    Since 1995     Mr. Barneby is a managing director --
56                                                              quantitative investments of UBS Global AM.
                                                                Mr. Barneby is a vice president of
                                                                six investment companies
                                                                (consisting of seven portfolios)
                                                                for which UBS Global AM or one of
                                                                its affiliates serves as investment
                                                                advisor, sub-advisor or manager.

Thomas Disbrow*;               Vice President    Since 2000     Mr. Disbrow is a director and a senior
37                             and Assistant                    manager of the mutual fund finance
                               Treasurer                        department of UBS Global AM. Prior to
                                                                November 1999, he was a vice
                                                                president of Zweig/Glaser Advisers.
                                                                Mr. Disbrow is a vice president and
                                                                assistant treasurer of 20
                                                                investment companies (consisting of
                                                                41 portfolios) for which UBS Global
                                                                AM or one of its affiliates serves
                                                                as investment advisor, sub-advisor
                                                                or manager.

Amy R. Doberman*;              Vice President    Since 2000     Ms. Doberman is a managing director
40                             and Secretary                    and general counsel of UBS Global AM.
                                                                From December 1997 through July
                                                                2000, she was general counsel of
                                                                Aeltus Investment Management, Inc.
                                                                Prior to working at Aeltus, Ms.
                                                                Doberman was assistant chief
                                                                counsel of the SEC's Division of
                                                                Investment Management. Ms. Doberman
                                                                is vice president and assistant
                                                                secretary of UBS Supplementary
                                                                Trust and of three investment
                                                                companies(consisting of
                                                                40portfolios) and vice president
                                                                and secretary of 20 investment
                                                                companies (consisting of
                                                                41portfolios) for which UBS Global
                                                                AM or one of its affiliates serves
                                                                as investment advisor, sub-advisor
                                                                or manager.

                                                  TERM OF             PRINCIPAL OCCUPATION(S)
                                                 OFFICE+ AND            DURING PAST 5 YEARS;
                                POSITION(S)       LENGTH OF           NUMBER OF PORTFOLIOS IN
   NAME, ADDRESS,                HELD WITH          TIME           FUND COMPLEX FOR WHICH PERSON
      AND AGE                      FUND            SERVED                SERVES AS OFFICER
-----------------------------------------------------------------------------------------------------------
David M. Goldenberg*;          Vice President    Since 2002     Mr. Goldenberg is an executive director and
36                             and Assistant                    deputy general counsel of UBS Global AM.
                                 Secretary                      From 2000 to 2002 he was director, legal
                                                                affairs at Lazard Asset Management.
                                                                Mr. Goldenberg was global director
                                                                of compliance for SSB Citi Asset
                                                                Management Group from 1998 to 2000.
                                                                He was associate general counsel at
                                                                Smith Barney Asset Management from
                                                                1996 to 1998. Prior to working at
                                                                Smith Barney Asset Management, Mr.
                                                                Goldenberg was branch chief and
                                                                senior counsel in the SEC's
                                                                Division of Investment Management.
                                                                Mr. Goldenberg is a vice president
                                                                and secretary of UBS Supplementary
                                                                Trust and of three investment
                                                                companies (consistingof 40
                                                                portfolios) and a vice president
                                                                and assistant secretary of 20
                                                                investment companies (consisting of
                                                                41 portfolios) for which UBS Global
                                                                AM or one of its affiliates serves
                                                                as investment advisor, sub-advisor
                                                                or manager.

                                                   TERM OF            PRINCIPAL OCCUPATION(S)
                                                 OFFICE+ AND            DURING PAST 5 YEARS;
                                POSITION(S)       LENGTH OF           NUMBER OF PORTFOLIOS IN
   NAME, ADDRESS,                HELD WITH          TIME           FUND COMPLEX FOR WHICH PERSON
     AND AGE                       FUND            SERVED                SERVES AS OFFICER
-----------------------------------------------------------------------------------------------------------
Kevin J. Mahoney*;             Vice President    Since 1999     Mr. Mahoney is a director and a senior
37                             and Assistant                    manager of the mutual fund finance
                               Treasurer                        department of UBS Global AM. Prior to
                                                                April 1999, he was the manager of
                                                                the mutual fund internal control
                                                                group of Salomon Smith Barney. Mr.
                                                                Mahoney is a vice president and
                                                                assistant treasurer of 20
                                                                investment companies (consisting of
                                                                41 portfolios) for which UBS Global
                                                                AM or one of its affiliates serves
                                                                as investment advisor, sub-advisor
                                                                or manager.

Paul H. Schubert*; 40          Vice President    Since 1994     Mr. Schubert is an executive director and
                               and Treasurer                    head of the mutual fund finance
                                                                department of UBS Global AM. Mr.
                                                                Schubert is treasurer and principal
                                                                accounting officer of UBS
                                                                Supplementary Trust and two
                                                                investment companies (consisting of
                                                                38 portfolios), a vice president
                                                                and treasurer of 20 investment
                                                                companies (consisting of 41
                                                                portfolios) and treasurer and chief
                                                                financial officer of one investment
                                                                company (consisting of two
                                                                portfolios) for which UBS Global AM
                                                                or one of its affiliates serves as
                                                                investment advisor, sub-advisor or
                                                                manager.

                                                   TERM OF            PRINCIPAL OCCUPATION(S)
                                                 OFFICE+ AND            DURING PAST 5 YEARS;
                                POSITION(S)       LENGTH OF           NUMBER OF PORTFOLIOS IN
   NAME, ADDRESS,                HELD WITH          TIME           FUND COMPLEX FOR WHICH PERSON
     AND AGE                       FUND            SERVED                SERVES AS OFFICER
-----------------------------------------------------------------------------------------------------------
Brian M. Storms*; 48           President         Since 2000     Mr. Storms is chief executive officer
                                                                (since July 2002), director and
                                                                president of UBS Global AM (since
                                                                March 1999). He is also chief
                                                                executive officer (since July
                                                                2002), a member of the board of
                                                                directors and president of UBS
                                                                Global AM (Americas) and UBS Global
                                                                Asset Management (New York) Inc.
                                                                ("UBS Global AM (New York)") (since
                                                                October 2001). Mr. Storms was chief
                                                                executive officer of UBS Global AM
                                                                from October 2000 to September 2001
                                                                and chief operating officer (from
                                                                2001 to 2002). He was chief
                                                                operating officer of UBS Global AM
                                                                (Americas) and UBS Global AM (New
                                                                York) from September 2001 to July
                                                                2002. He was a director or trustee
                                                                of several investment companies in
                                                                the UBS Family of Funds (from
                                                                1999to2001). He was president of
                                                                Prudential Investments (from 1996
                                                                to 1999). Prior to joining
                                                                Prudential Investments he was a
                                                                managing director at Fidelity
                                                                Investments. Mr. Storms is
                                                                president and trustee of UBS
                                                                Supplementary Trust and of two
                                                                investment companies (consisting of
                                                                38 portfolios) and president of 20
                                                                investment companies (consisting of
                                                                41 portfolios) and trustee and
                                                                chairman of one investment company
                                                                consisting of two portfolios) for
                                                                which UBS Global AM or one of its
                                                                affiliates serves as investment
                                                                advisor, sub-advisor or manager.

Keith A. Weller*; 41           Vice President    Since 1995     Mr. Weller is a director and senior associate
                               and Assistant                    general counsel of UBS Global AM.
                               Secretary                        Mr. Weller is a vice president and
                                                                assistant secretary of 20
                                                                investment companies (consisting of
                                                                41 portfolios) for which UBS Global
                                                                AM or one of its affiliates serves
                                                                as investment advisor, sub-advisor
                                                                or manager.

 * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** Address for mailing purposes only.
 + Each Trustee holds office for an indefinite term. Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board.
++ Mrs. Alexander and Mr. Bewkes are "interested persons" of the Fund as defined in the Investment Company Act by virtue of their positions with UBS Global AM or one of its affiliates.

                      (This page intentionally left blank)

TRUSTEES

E. Garrett Bewkes, Jr.
CHAIRMAN

Margo N. Alexander
Richard Q. Armstrong
David J. Beaubien
Richard R. Burt
Meyer Feldberg
George W. Gowen
William W. Hewitt, Jr.
Morton L. Janklow
Frederic V. Malek
Carl W. Schafer
William D. White

PRINCIPAL OFFICERS

Brian M. Storms
PRESIDENT

Amy R. Doberman
VICE PRESIDENT AND SECRETARY

Paul H. Schubert
VICE PRESIDENT AND TREASURER

T. Kirkham Barneby
VICE PRESIDENT

INVESTMENT ADVISOR,
ADMINISTRATOR AND PRINCIPAL UNDERWRITER

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

(C) 2003 UBS Global Asset Management (US) Inc.
    All rights reserved.

[UBS LOGO]                                                          Presorted
UBS GLOBAL ASSET MANAGEMENT (US) INC.                               Standard
51 West 52nd Street                                                U.S.Postage
New York, NY 10019-6114                                               PAID
                                                                  Smithtown, NY
                                                                   Permit 700